Note 4 - Other receivables and other current assets, net: Summary of other receivables and other current assets (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Details
Due from third parties	$ 478,537	$ 370,262
Deductible value-added tax	172,260	385,494
Refundable deposits	14,760	30,543
Allowance for credit losses	(320,155)	(278,776)	$ (252,947)	$ (239,594)
Total other receivables and other current assets, net	$ 345,402	$ 507,523